February 7, 2012

DREYFUS CALIFORNIA AMT-FREE MUNICIPAL BOND FUND, INC.

Supplement to Prospectus
dated October 1, 2011

The following information supplements and supersedes the portfolio manager information contained in the sections of the prospectuses entitled “Fund Summary – Portfolio Management.”

The fund’s investment adviser is The Dreyfus Corporation.  The fund's primary portfolio managers are Jeffrey Burger and Thomas Casey, positions they have held since December 2009 and February 2012, respectively.  Mr. Burger is a senior analyst for tax sensitive strategies at Standish Mellon Asset Management Company LLC (Standish), an affiliate of The Dreyfus Corporation. Mr. Casey is a senior portfolio manager for tax sensitive strategies at Standish. Messrs. Burger and Casey are also employees of The Dreyfus Corporation.

The following information supplements and supersedes the portfolio manager information contained in the sections of the prospectuses entitled “Fund Details – Management.”

The fund's primary portfolio managers are Jeffrey Burger and Thomas Casey, positions they have held since December 2009 and February 2012, respectively.  Mr. Burger is a senior analyst for tax sensitive strategies at Standish Mellon Asset Management Company LLC (Standish), an affiliate of The Dreyfus Corporation, where he has been employed since July 2009.  Prior to joining Standish, Mr. Burger was a portfolio manager and senior analyst at Columbia Management. Mr. Casey is a senior portfolio manager for tax sensitive strategies at Standish, where he has been employed since 1993.  Messrs. Casey and Burger also manage certain other municipal bond funds managed by The Dreyfus Corporation where they have been employees since April 2009 and December 2009, respectively.